Equipment on Operating Leases	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Equipment on Operating Leases

Note 7: Equipment on Operating Leases

Equipment on operating leases primarily include products leased to customers by Agricultural Equipment, Construction Equipment and Commercial Vehicles. A summary of equipment on operating leases as of December 31, 2016 and 2015 is as follows:

	2016	2015
	(in millions)
Equipment on operating leases	$2,253	$2,127
Accumulated depreciation	(346)	(292)
Net equipment on operating leases	$1,907	$1,835

Depreciation expense on equipment on operating leases is recorded in “Other, net” and amounted to $267 million, $215 million and $159 million for the years ended December 31, 2016, 2015, and 2014, respectively.

Lease payments owed to CNH Industrial for equipment under non-cancelable operating leases as of December 31, 2016, are as follows:

Amount
(in millions)
2017	$176
2018	114
2019	44
2020	17
2021	5
Beyond 5 years	—
Total	$356